                                                              EXHIBIT 4(a)

                        INCORPORATED UNDER THE LAWS OF

                                NORTH CAROLINA

NUMBER                                                            SHARES
                                  (Eagle Logo)

                       INTERACToACT SYSTEMS, INCORPORATED

                                  COMMON STOCK

This Certifies that____________________________________________________is the
registered holder of___________________________________________________Shares
                    of the Common Stock of InteroAct Systems, Incorporated

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal herein affixed this________________ day of_____________AD 19__

____________________________                             _____________________
         Secretary                (Seal)                      President

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                                 CERTIFICATE
                                    FOR

                                   SHARES

                                COMMON STOCK

                                     OF

                              INTERoACT SYSTEMS
                                 INCORPORATED

                             ____________________
                                    DATED

                             ____________________


(This copy appears rotated along the left side of the copy above)

For Value Received,______________hereby sell, assign and transfer unto_____________________________________________Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation, with full power of substitution in the premises.

  Dated_________________19__
        In presence of
                                  ___________________________
_____________________________________________________________

NOTICE THE SIGNATURE OF THIS ASSESSMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
ALTERNATION OR ENDORSEMENT OR ANY CHANGE WHATEVER.